Exhibit 99.1

RAYMOND JAMES 26TH ANNUAL INSTITUTIONAL INVESTORS CONFERENCE

Certain oral and written statements during this presentation regarding our objectives and strategies, anticipated operating results and future events (including the Company's anticipated earnings, FFO, AFFO, dividends, and ability to identify additional acquisition candidates) are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company's actual results or events might differ materially from those projected in the forward looking statements. Additional information concerning factors that could cause actual results or events to differ materially from those forward looking statements is contained in the Company's 2003 Annual Report on Form 10-K and described from time to time in the Company's other filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. LEGAL DISCLAIMER

COMPANY OVERVIEW COMPANY OVERVIEW Founded in 1997 IPO in October 2003 Acquire and operate industrial and flex properties in the southern Mid-Atlantic region Current portfolio includes 39 properties (80 buildings), 5.3 million square feet 5.3 million square feet 5.3 million square feet 5.3 million square feet 5.3 million square feet 5.3 million square feet 5.3 million square feet 5.3 million square feet 5.3 million square feet 5.3 million square feet

BUSINESS STRATEGY Focus on our niche Exploit local market knowledge and relationships - intend to stay local Build our existing, cash-flowing portfolio Grow through acquisitions Become the leading owner of industrial/flex in our markets Recycle capital

SUCCESSES TO DATE More than doubled the size of company since our IPO with over $300 million in acquisitions Have become third-largest owner of industrial and flex properties in the D.C. region with 1.3% of the market Solidified staffing to allow for future growth Sequentially increased FFO and dividend Achieved total shareholder return of over 50% since our IPO

REGIONAL FOCUS Baltimore to Norfolk Largest market is the Washington, D.C. metro area Strength and stability from federal government presence Increased spending on defense and homeland security 500 million square feet of industrial/flex ($30+ billion) No dominant player, substantial institutional and absentee ownership ownership ownership ownership ownership ownership ownership ownership

PROPERTY-TYPE FOCUS Fragmented ownership Smaller transaction size reduces competition Reputation and market relationships yielding off- market transactions Becoming "go-to" buyer Generally under-managed and under-leased assets Expansion/conversion opportunities

LEASING/MANAGEMENT STRATEGY Superior customer service Focus on tenants' needs Quick responses, simplified leases and local presence Strong Government relationships Extensive local brokerage contacts brokerage contacts brokerage contacts brokerage contacts brokerage contacts brokerage contacts brokerage contacts brokerage contacts brokerage contacts brokerage contacts brokerage contacts

Average approximately 20 years of real estate experience in the Washington, D.C. area Management Team Doug Donatelli - President, CEO & Trustee Barry Bass - Chief Financial Officer Nick Smith - Chief Investment Officer Skip Dawson - Management & Leasing Independent, annually elected Board of Trustees Insiders currently own 7% of the company EXPERIENCED MANAGEMENT TEAM

PORTFOLIO GROWTH Square Footage of Company's Assets

SUBURBAN MARYLAND PORTFOLIO Gateway West Girard Place 6900 English Muffin Way 15 Worman's Mill Court 4451 Georgia Pacific Blvd. Deer Park Girard Business Center

CASE STUDY - ALEXANDRIA CORP. PARK Multi-tenant industrial property Acquired from absentee owner at 68% occupancy - 8.75% cap rate on in-place NOI Major tenants US Government CACI (govt. contractor) IKON Office Solutions (Fortune 500, BBB-) First Potomac was willing to take lease-up risk given its in-depth knowledge of the submarket 88% occupancy at 12/31/04 Expected return for 2005 of approximately 10% Alexandria, VA 278,000 square feet Acquired in December 2003

OUR MARKETS AND PROPERTIES Current Portfolio

387 tenants in 466 leases 82% of leases are less than 15,000 square feet Smaller tenants pay an average 20% premium over larger tenants TENANT MIX 17% U.S. Government Govt. Contractors 16% Fortune 500 11% Other Tenants 56% Based on annualized rent at December 31, 2004

LEASE EXPIRATION SCHEDULE No year's expirations account for more than 20% of base rents Based on annualized rent at December 31, 2004

PER SHARE FFO GROWTH * Estimate [mid-point of guidance range]

CURRENT CAPITAL STRUCTURE Balance sheet capacity to acquire $50-$75 million of additional assets Currently well within covenant compliance limitations for line of credit Line of Credit allows for 65% leverage Debt 40% Equity 60% Capacity

LONG-TERM STRATEGY Continue to focus on our niche Grow portfolio through acquisitions Add value to assets through aggressive leasing and management Begin aggressive capital recycling program Explore development opportunities when appropriate

RAYMOND JAMES 26TH ANNUAL INSTITUTIONAL INVESTORS CONFERENCE